Disclosure on Individual Items of the Consolidated Financial Statements - Schedule of Cash and Cash Equivalents (Details) - EUR (€) € in Thousands	Jun. 30, 2025	Dec. 31, 2024	Jun. 30, 2024	Dec. 31, 2023
Schedule Of Cash And Cash Equivalents Abstract
Cash	€ 1	€ 1
Cash at banks	7,361	22,212
Restricted Cash	30,508	644
Total	€ 37,869	€ 22,858	€ 23,691	€ 29,162